SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 3, 1997


                                U.S. ENERGY CORP.
              Exact Name of Registrant as Specified in its Charter)

        Wyoming                       0-6814               83-0205516
-----------------------------     ---------------     --------------------------
(State or other                    (Commission            (I.R.S. Employer
jurisdiction of                    File No.)              Identification No.)
incorporation)


Glen L. Larsen Building
877 North 8th West
Riverton, WY                                              82501
--------------------------------------------          --------------------------
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (307) 856-9271


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5 - OTHER EVENTS

Change in Stock Transfer Agent and Registrar
--------------------------------------------

Effective March 3, 1997, U.S. Energy Corp. ("Registrant") appointed a new stock transfer agent and registrar. This appointment of a new agent was due to the discontinuation of operations by KeyCorp of Cleveland, OH of its Shareholder Services Transfer & Trust division. The name, address and telephone number of the Registrant's new stock transfer agent, hereinafter referrred to as "AST", are:

                      American Securities Transfer and Trust, Inc.
                      938 Quail Street, Suite 101
                      Lakewood, CO 80215
                      Tel. 303-234-5300
                      Fax. 303-234-5340

The   Registrant's   primary  contact  at  AST  is  Rose  Bryant.   All  further
correspondence and transfer requests should be directed to Ms. Bryant.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            U. S. ENERGY CORP.



Dated:  June 9, 1997                   By:       s/ Max T. Evans
                                            ------------------------------------
                                            Max T. Evans, Secretary


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